Supplement dated January 5, 2007
To the current Prospectuses and Statements of Additional Information of
ING Investors Trust (excluding ING American Funds Portfolios, ING Lifestyle
Portfolios, ING MarketPro Portfolio, ING MarketStyle Portfolios, ING Disciplined
Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Global Real Estate
Portfolio and ING VP Index Plus International Equity Portfolio)

(“Registrant”)

On November 9, 2006, the Board of Trustees of ING Investors Trust approved a consolidation of the Advisory functions for all of the Portfolios. Effective December 31, 2006 Directed Services, Inc. (“DSI”) was reorganized into a limited liability corporation, renamed to Directed Services, LLC (“DSL”) and transferred so that it became a wholly owned subsidiary of ING Life Insurance and Annuity Company (“ILIAC”).  As a result of this action, the functions of DSI and ILIAC were consolidated into DSL effective December 31, 2006.  DSL is a dually registered investment adviser and broker-dealer.  DSI’s current advisory contracts will remain within the newly organized DSL, and ILIAC’s advisory contracts will be assumed by DSL.

All references to DSI as the Adviser in the current Prospectuses and Statements of Additional Information are changed to reflect the new Adviser, DSL.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE